UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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FOCUS UNIVERSAL INC.

(Name of Registrant as Specified in its Charter)

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Focus Universal Inc. 2311 East Locust Court Ontario, CA 91761

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS

Dear Stockholder:

The accompanying information statement (the “Information Statement”) is being furnished to the holders of common stock of Focus Universal Inc. (“we”, “us”, “our” or “our company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, in connection with an approval by written consent of our common stock.

The purpose of this Notice and the Information Statement is to notify our stockholders that, on September 15, 2025, we received written consent from a majority of our stockholders to approve an amendment and restatement of our articles of incorporation to increase the number of shares we are authorized to issue to 1,000,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) (the “Amended and Restated Articles”). On October 10, 2025, we received a written consent from a majority of stockholders to approve (1) the issuance of up to $250 million of securities in one or more non-public offerings, on the terms and conditions described in the accompanying Information Statement (the “Future Offerings”) and (2) a reverse stock split, on the terms and conditions described in the accompanying Information Statement (the “Reverse Stock Split”).

Our board of directors (the “Board”) approved the Amended and Restated Articles, Future Offerings, and Reverse Stock Split and recommended that our stockholders approve them as well. In connection with the approval of the Amended and Restated Articles, Future Offerings, and Reverse Stock Split, our Board elected to seek the written consent of the holders of our outstanding shares of Common Stock in order to reduce associated costs and implement the Amended and Restated Articles, Future Offerings, and Reverse Stock Split in a timely manner.

This Notice and the Information Statement are being furnished to you to inform you that the Amended and Restated Articles, Future Offerings, and Reverse Stock Split have been approved by the stockholders. The Board is not soliciting your proxy in connection with the Amended and Restated Articles, Future Offerings, or Reverse Stock Split and proxies are not requested from stockholders.

The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after the Information Statement is first mailed to our stockholders. Stockholder approval of the Future Offerings and Reverse Stock Split will become effective automatically on the 20th day after the Information Statement is first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the Future Offerings and Reverse Stock Split.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Desheng Wang
Desheng Wang
Chief Executive Officer
October 27, 2025

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS ON OR ABOUT OCTOBER 27, 2025

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

FOCUS UNIVERSAL INC.

2311 East Locust Court
Ontario, CA 91761

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

This Information Statement is first being mailed on or about October 27, 2025 to the holders of the shares of common stock of Focus Universal Inc., a Nevada corporation (the “Company,” “we,” “us,” “our”) as of the close of business on September 23, 2025, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934 as amended (the “Exchange Act”). This Information Statement relates to (1) a written consent in lieu of a meeting, dated September 15, 2025 (the “Amended and Restated Articles Approval”), of stockholders owning at least a majority of the outstanding shares of our Common Stock as of September 15, 2025, and (2) a written consent in lieu of a meeting, dated October 10, 2025 (the “Future Offerings and Reverse Stock Split Approval”), of stockholders owning at least a majority of the outstanding shares of our Common Stock as of October 2, 2025. (Collectively, the Amended and Restated Articles Approval and the Future Offerings and Reverse Stock Split Approval is referred to as, the “Written Consent”).

The Written Consent authorized and approved (1) an amendment and restatement of our articles of incorporation to increase the number of shares we are authorized to issue to 1,000,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) (the “Amended and Restated Articles”); (2) the issuance of up to $250 million of securities in one or more non-public offerings, on the terms and conditions described below (the “Future Offerings”), and (3) reverse stock split, on the terms and conditions described below (“Reverse Stock Split”).

The Written Consent is sufficient under the Nevada Revised Statutes, our articles of incorporation, as amended, and our bylaws to approve the Amended and Restated Articles, Future Offerings, and Reverse Stock Split. Accordingly, approval of the Amended and Restated Articles, Future Offerings, and Reverse Stock Split will not be submitted to the other stockholders for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the Written Consent in accordance with the requirements of the Exchange Act and the regulations promulgated under the Exchange Act, including Regulation 14C.

The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders.

Stockholder approval will become effective automatically on the 20th day after this Information Statement is first mailed to our stockholders.

The Company is mailing its stockholders of record as of September 23, 2025 (the “Notice Date”) a definitive Information Statement materials on or about October 27, 2025.

The Information Statement is available for viewing on the Internet at: https://westcoaststocktransfer.com/fcuv-info/

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to the Company’s stockholders pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Notice Date of the Written Consent corporate action taken by a majority of the Company’s stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the future offerings and potential stock split as outlined in this Information Statement, which actions will be effective on a date that is at least 20 days after we mail a Definitive Information Statement to our stockholders.

WHO IS ENTITLED TO NOTICE?

Our Board established September 23, 2025, as the Notice Date for the determination of stockholders entitled to receive this Information Statement.

Each outstanding Common Stock share of the Company’s voting securities on the close of business on the Notice Date is entitled to notice of each matter voted on by the stockholders. Stockholders as of the close of business on September 15, 2025 and October 2, 2025, that held the authority to cast votes in excess of 50% of the Company’s outstanding voting power have voted in favor of the Written Consent. Under the Nevada Revised Statutes, stockholder approval may be taken by obtaining the Written Consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. Pursuant to the Nevada Revised Statutes, actions authorized by Written Consent do not require that a stockholder meeting be called or that notice be given.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Amended and Restated Articles, Future Offerings and the Reverse Stock Split consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of September 15, 2025 and October 2, 2025. As of October 2, 2025, the Company’s voting securities consisted of 7,386,705 shares of Common Stock and 0 shares of Preferred Stock. Each share of Common Stock is entitled to cast 1 vote per share on all matters submitted to holders of Common Stock.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following actions:

1.	To increase the total number of authorized capital stock from 30,000,000 shares to 1,100,000,000 shares and designate 1,000,000,000 shares as Common Stock and 100,000,000 shares as Preferred Stock by filing the Amended and Restated Articles.

2.	To approve the issuance of up to $250 million of securities in one or more non-public offerings, on the terms and conditions described herein.

3.	To approve a potential reverse stock split, on the terms and conditions described herein.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the Amended and Restated Articles, Future Offerings, and Reverse Stock Split.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

The entire cost of furnishing this Information Statement will be borne by the Company.

1

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDERS

On September 15, 2025, our Board unanimously adopted resolutions approving the Amended and Restated Articles and recommended that our stockholders approve them. On October 2, 2025, our Board unanimously adopted resolutions approving the Future Offerings and Reverse Stock Split and recommended that our stockholders approve them. In connection with the adoption of these resolutions, our Board elected to seek the Written Consent of stockholders in order to reduce associated costs and implement the Amended and Restated Articles, Future Offerings, and Reverse Stock Split in a timely manner.

Under the Nevada Revised Statutes and the Company’s Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The approval of the Amended and Restated Articles, Future Offerings, and Reverse Stock Split requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of stock.

Accordingly, we have obtained all necessary corporate approvals in connection with the Amended and Restated Articles, Future Offerings, and Reverse Stock Split. We are not seeking approval from any other stockholder, and other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purpose of advising stockholders of the action taken by Written Consent and giving stockholders notice of such actions taken as required by the Exchange Act.

OUTSTANDING VOTING SECURITIES BY CONSENTING MAJORITY STOCKHOLDERS

On September 15, 2025, the Company had 7,386,705 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share. The voting power held by the stockholders below represented a majority of the total voting power of all issued and outstanding stock of the Company as of September 15, 2025.

The following stockholders voted in favor of the Amended and Restated Articles:

Common Stock Votes

Name	Number of Votes	Percentage of Total Votes

Desheng Wang	2,260,060	30.596%

Edward Lee	481,830	6.523%

Lee-Gu Family Foundation dated December 18, 2019	74,750	1.012%

Lee-Gu Foundation	245,670	3.326%

Lee-Gu Private Foundation	364,000	4.928%

Yan Chen	442,035	5.984%

Hwakay Mao	101,883	1.379%

Haitao Zhang	49,910	0.676%

TOTAL	4,020,138	54.424%

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On October 2, 2025, the Company had 7,386,705 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share. The voting power held by the stockholders below represented a majority of the total voting power of all issued and outstanding stock of the Company as of October 2, 2025.

The following stockholders voted in favor of the Future Offerings and Reverse Stock Split:

Common Stock Votes

Name	Number of Votes	Percentage of Total Votes

Desheng Wang	2,260,060	30.596%

Edward Lee	481,830	6.523%

Lee-Gu Family Foundation dated December 18, 2019	74,750	1.012%

Lee-Gu Foundation	245,670	3.326%

Lee-Gu Private Foundation	364,000	4.928%

Yan Chen	342,035	4.630%

Haitao Zhang	49,910	0.676%

TOTAL	3,768,345	51.691%

Pursuant to Rules 240.14c-2(d) and 240.14a-16(b) promulgated under the Exchange Act, the corporate action(s) will become effective 20 days after we mail a Definitive Information Statement to our stockholders. This Information Statement will serve as written notice to our stockholders pursuant to the Nevada Revised Statutes.

We are not seeking Written Consent from any other stockholder of the Company, and the other stockholders will not be given an opportunity to vote with respect to the Written Consent. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consent and giving our stockholders notice of such actions taken as required by the Exchange Act.

As the foregoing corporate actions were taken by Written Consent, there will be no special meeting of the Company’s stockholders.

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of October 2, 2025 for (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than five percent (5%) of our outstanding Common Stock. As of October 2, 2025, there were 7,386,705 shares of our Common Stock outstanding.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 2311 East Locust Court, Ontario, CA 91761.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership %

Common	Desheng Wang, CEO, and Director(2)	2,275,810	30.55%

Common	Edward Lee, Chairman and Director(3)	1,182,000	15.87%

Common	Michael Pope(4)	7,920	*

Common	Irving Kau	4,725	*

Common	Carine Clark(5)	15,750	*

Common	Sean Warren(6)	6,750	*

Common	All directors and executive officers as a group(7)	3,492,955	46.90%

*Less than 1%

(1)	Applicable percentage of ownership is based on 7,386,705 shares of Common Stock outstanding on October 2, 2025.
(2)	Consists of 2,260,060 shares of Common Stock and 15,750 shares of Common Stock which Dr. Wang has the right to acquire within 60 days through the exercise of vested stock options.
(3)	Consists of 1,166,250 shares of Common Stock and 15,750 shares of Common Stock which Dr. Lee has the right to acquire within 60 days through the exercise of vested stock options.
(4)	Consists of 232 shares of Common Stock and 7,688 shares of Common Stock which Mr. Pope has the right to acquire within 60 days through the exercise of vested stock options.
(5)	Consists of 0 shares of Common Stock and 15,750 shares of Common Stock which Ms. Clark has the right to acquire within 60 days through the exercise of vested stock options.
(6)	Consists of 0 shares of Common Stock and 6,750 shares of Common Stock which Mr. Warren has the right to acquire within 60 days through the exercise of vested stock options.
(7)	Consists of 3,431,267 shares of Common Stock and 61,688 shares of Common Stock which our officers and directors have the right to acquire within 60 days through exercise of vested stock options.

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of Common Stock within 60 days of October 2, 2025, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of October 2, 2025, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our Common Stock is our only issued and outstanding class of securities eligible to vote.

As of October 2, 2025, there were 3,431,267 shares of Common Stock outstanding owned by our officers and directors, which is approximately 46.45% of our total outstanding Common Stock.

4

INFORMATION REGARDING THE AMENDED AND RESTATED ARTICLES

Overview

Our current Articles of Incorporation, as amended and restated (the “Articles”), authorize a total of 30,000,000 shares of capital stock with 25,000,000 shares designated as Common Stock and 5,000,000 shares designated as Preferred Stock. The Preferred Stock may be issued in one or more series, and our Articles expressly authorizes the Board, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series. There are currently 7,386,705 shares of Common Stock issued and outstanding, and 0 shares of Preferred Stock issued and outstanding.

On September 15, 2025, the majority of our stockholders voted in favor of the Amended and Restated Articles to increase the authorized shares of our Common Stock from 25,000,000 to 1,000,000,000 and increase the authorized shares of our Preferred Stock from 5,000,000 to 100,000,000, but the amendment and restatement is not yet effective.

The form of the Amended and Restated Articles approved by the majority stockholders is attached hereto as Appendix A. The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders.

Purposes of the Increase in Shares of our Common Stock and Preferred Stock

The Amended and Restated Articles provides that we will be authorized to issue 1,000,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock. We believe that the share increase will provide us with increased flexibility in meeting future needs and requirements by providing additional authorized shares, which will be available for issuance from time to time as determined by our Board for any proper corporate purpose, without the expense and delay associated with obtaining stockholder approval, except where required by applicable rules, regulations, and laws. In the current market environment, companies of our size and profile are increasingly seeking to position themselves to take advantage of a broad range of corporate opportunities, including but not limited to capital raising activities, mergers and acquisitions, strategic partnerships, joint ventures, and other business initiatives that may arise. By increasing our authorized share count, we believe the Company will be better positioned to respond quickly and effectively to such opportunities, should our Board determine that doing so is in the best interests of the Company and its stockholders. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, other than as publicly disclosed, we have no obligation to immediately issue such additional shares.

Principal Effects of the Increase in Authorized Stock

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of our Common Stock and/or Preferred Stock, but will experience dilution to the extent additional shares are issued in the future.

5

Having an increased number of authorized but unissued shares of our Common Stock and Preferred Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of our Common Stock may, if such shares are issued at prices below what current stockholders paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of our Common Stock or Preferred Stock that would become authorized by the Amended and Restated Articles unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the majority of the stockholders that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of us and our stockholders.

When issued, the additional shares of our Common Stock authorized by the Amended and Restated Articles will have the same rights and privileges as the shares of our Common Stock currently authorized and outstanding. Holders of our Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of our Common Stock when such shares are issued.

Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of our Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of our Common Stock or Preferred Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Articles of Incorporation, as amended, or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of our Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

We are also increasing the number of our authorized shares of Preferred Stock, which may be issued from time to time in one or more series by the Board adopting resolution(s) providing for the issuance of such shares and by filing a certificate of designation to determine and fix the number of shares of such series and such voting powers, and such other designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions to the extent permitted by law.

6

INFORMATION REGARDING THE FUTURE OFFERINGS

Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).

Pursuant to Listing Rule 5635(a), stockholder approval is required in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the outstanding common stock or 20% of the voting power outstanding before the issuance of the common stock at lower than market value. This includes shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings and will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances.

Purpose of the Future Offerings

We have been observing and reviewing the evolution of the digital asset markets and meeting with a range of various investors and advisors over the past few months. We believe that digital asset treasury strategies that support operating businesses create value for stockholders. Our Board has authorized us to use our discretion to consider the adoption of one or more digital asset treasury strategies in order to strengthen the Company’s balance sheet and to advance a potential tokenization strategy of the Company’s own real-world assets to drive business growth. In connection with this digital asset treasury strategy, we intend to seek to raise capital through the Future Offerings in order to fund the Company’s purchases of digital assets, including cryptocurrency, and to further our digital asset treasury strategy while keeping adequate working capital for the Company’s existing operating business segments. In addition, our management may decide that the Future Offerings might not be connected to the digital asset treasury strategy but to simply raise capital for the furtherance of our existing business plan. We expect the Future Offerings to result in an issuance of our securities that exceeds 20% of the currently issued and outstanding securities.

Except for the two non-public offerings described below, we have not determined the particular terms for such prospective Future Offering, however, to comply with Nasdaq Listing Rule 5635(a), we sought stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop.

Our Board and the majority of our stockholders approved the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions (including without limitation private placements or issuances in connection with equity lines of credit or similar facilities) subject to the following limitations:

•	the total aggregate consideration for securities we issue will not exceed $250 million (or 250 million shares of Common Stock issued directly or on conversion of a convertible security);

•	the maximum discount at which securities (which may consist of shares of Common Stock or securities convertible into Common Stock, and accompanying warrants for the issuance of additional shares of Common Stock) will be equivalent to no more than a discount of 30% to the market price of our Common Stock at the date of issuance;

•	such offerings will occur, if at all, on or before the date that is 90 days following the date of this Information Statement; and

•	such other terms as our Board shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Existing stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us in order to maintain their proportionate ownership of our Common Stock.

7

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Our Board has not yet determined the terms and conditions of any Future Offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than $250 million worth of shares of Common Stock in the aggregate (or not more than 250 million shares of Common Stock in the aggregate) pursuant to the authority obtained from the Written Consent by the majority of our stockholders as described above. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the Future Offerings would be until such Future Offerings are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $250 million and the maximum number of shares of Common Stock issuable (directly or on conversion of a convertible security) will not exceed 250 million shares of Common Stock.

We expect that the net proceeds of any Future Offerings will be used fund the Company’s potential purchases of digital assets, including cryptocurrency, and to further our digital asset treasury strategy while keeping adequate working capital for the Company’s existing operating business segments, and potentially other strategic initiatives that may be approved by our Board from time to time. At this time, we have not entered into any binding agreements or commitments with investors regarding any specific transaction, and there can be no assurance that any offering will be completed.

Recently Approved Non-Public Offerings of $10,000,000 in Preferred Equity

On October 27, 2025, we filed a Current Report on Form 8-K and issued a press release announcing the closing of an aggregate $10,000,000 in preferred equity. Because this is a summary of material terms only, stockholders should read the Current Report on Form 8-K and the exhibits attached thereto that was filed with the SEC on October 27, 2025, and carefully to appraise themselves of the complete text of the agreements and its respective terms.

Private Placement of Series A Preferred Stock and Filing of the Certificate of Designation for Series A Preferred Stock

On or about October 20, 2025, the Company committed to the sale of 750,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) in a private placement to Edward Lee, the Chairman of our Board, as the lead investor and other accredited investors for an aggregate purchase price of $3,000,000, or $4.00 per share (the “Series A Private Placement”).

The Series A Preferred Stock were offered and sold in a private placement to certain eligible investors pursuant to Section 4(a)(2) of the Securities Act. The Series A Preferred Stock have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements.

On October 21, 2025, the Company filed a Certificate of Designation of Series A Preferred Stock (“Series A Designation”) that had the effect of designating 1,000,000 shares of its 5,000,000 authorized shares of preferred stock as Series A Preferred Stock (“Series A Preferred Stock”).

The Series A Designation as filed with the Secretary of State of Nevada is included as Exhibit 3.1 in the Current Report on Form 8-K, filed on October 27, 2025. The below is a summary of such Series A Designation.

8

Dividends

Each share of Series A Preferred Stock will be entitled to receive dividends paid on and equal to the Company’s Common Stock when and if declared by the Board.

Voting Rights

The holders of Series A Preferred Stock have the voting rights as though the shares of Series A Preferred Stock have converted into Common Stock. In addition, as long as any shares of Series A Preferred Stock remain outstanding, the Series A Designation provides that the Company shall not, without the affirmative vote of holders of eighty percent (80%) of the then outstanding shares of Series A Preferred Stock, (a) amend, alter or repeal any provision of the Articles of Incorporation or the Bylaws as to adversely the designations, preferences, limitations, and relative rights of the Series A Preferred Stock or (b) effect any reclassification of the Series A Preferred Stock. Furthermore, the Company shall not amend, alter or repeal the Series A Designation without the affirmative vote of the holders of at least a majority of all outstanding shares of the Series A Preferred Stock, unless the Company needs to make a technical, corrective, administrative change that does not adversely affect the rights or preferences.

Liquidation Rights; Rank

Each share of Series A Preferred Stock ranks senior to the Company’s Common Stock in liquidation.

Conversion Rights

Each share of Series A Preferred Stock is convertible into 1.1 shares of restricted Common Stock at the option of the holder, at any time.

Redemption Rights

The shares of Series A Preferred Stock will not have any redemption rights.

Private Placement of Series B Preferred Stock and Filing of the Certificate of Designation for Series B Preferred Stock

On or about October 21, 2025, the Company entered into a securities purchase agreement (the “Series B Agreement”) with private accredited investors (the “Investors”). Pursuant to the terms and conditions of the Series B Agreement, the Investors committed to purchase up to $7,000,000 or 8,236 shares (the “Commitment Amount”) of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) at a price per share of $850.00 (the “Series B Private Placement”). There will be up to three Closings: (i) $3,000,000 for the purchase of the Series B Preferred Stock funded at the Initial Closing; (ii) $1,000,000 for the purchase of the Series B Preferred Stock funded on the date the Company files, (a) the Registration Statement on Form S-1 required by and pursuant to the Registration Rights Agreement and (b) the Information Statement with the SEC; and (iii) $3,000,000 for the purchase of the Series B Preferred Stock funded within two (2) Business Days after (a) such Registration Statement is declared effective by the SEC and (b) the Information Statement has become effective under Rule 14c-2 (including expiration of any applicable waiting period).

In connection with the Series B Private Placement, the Company and the Investors entered into a Registration Rights Agreement, the form of which is included as Exhibit 10.3 in the Current Report on Form 8-K, filed on October 27, 2025. The Company also entered into a Placement Agent Agreement with Spartan Capital Securities, LLC, the form of which is included as Exhibit 10.4 in the Current Report on Form 8-K, filed on October 27, 2025.

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In connection with the Series B Private Placement, the Company’s executive officers and 5% shareholders entered into a Lock-Up Agreement effective October 21, 2025, and until December 29, 2025.

The Series B Preferred Stock were offered and sold in a private placement to certain eligible investors pursuant to Section 4(a)(2) of the Securities Act. The Series B Preferred Stock have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements.

On October 20, 2025, the Company filed a Certificate of Designation of Series B Preferred Stock (“Series B Designation”) that had the effect of designating 15,000 shares of its 5,000,000 authorized shares of preferred stock as Series B Convertible Preferred Stock (“Series B Preferred Stock”).

The Series B Designation as filed with the Secretary of State of Nevada is included as Exhibit 3.2 in the Current Report on Form 8-K, filed on October 27, 2025. Any capitalized terms not defined herein are defined in the Series B Designation. The below is a summary of such Series B Designation.

Rank

The Series B Preferred Stock shall rank (i) senior to all of the Company’s Common Stock; (ii) senior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms junior to any Series B Preferred Stock (“Junior Securities”); and (iii) with any class or series of capital stock of the Company expressly designated (with the holders of Series B Preferred Stock approval as required by the Series B Designation to rank on parity with the Series B Preferred Stock (“Parity Securities”).

Dividends

If the Company pays a dividend or distribution (other than one payable in Common Stock shares or its equivalents) on shares of Common Stock, the holders of shares of outstanding Series B Preferred Stock will be entitled to receive dividends paid on and equal to the Company’s Common Stock, as if each share of Series B Preferred Stock is converted into shares of Common Stock, when and if declared by the Board of Directors.

Voting Rights

The holders of Series B Preferred Stock have no voting rights except as required by law or provided in the Series B Designation.

With certain exceptions as described in the Series B Designation, the shares of Series B Preferred Stock have no voting rights. However, as long as any shares of Series B Preferred Stock remain outstanding, the Series B Designation provides that the Company shall not, without the affirmative vote of holders of at least 50.1% of the then outstanding shares of Series B Preferred Stock, (a) amend or repeal, or add any provision to its charter documents if such action would alter or change adversely the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Series B Preferred Stock or alter or amend the Series B Designation; (b) increase or decrease the number of authorized Series B Preferred Stock shares; (c) create or authorize any new class or series of shares that would rank senior or on parity with Series B Preferred Stock; (d) pay dividends or any other distribution to any Junior Securities; or (e) issue any Series B Preferred Stock provided in the Series B Designation.

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Liquidation Rights; Rank

Each share of Series B Preferred Stock ranks senior to the Company’s Common Stock and Junior Securities but pari passu with any Parity Securities in liquidation.

Conversion Rights

Each share of Series B Preferred Stock is convertible as follows:

(a)	Voluntary conversion. The holder of any shares of Series B Preferred Stock shall have the right, at its option at any time following the initial issuance date, to convert any such shares into Common Stock at the Conversion Rate, which is determined by dividing the number of shares Series B Preferred Stock to be converted by the Conversion Price (i.e., 85% of the lowest daily volume weighted average price of the Common Stock for any ten (10) Trading Days immediately prior to the date of conversion, subject to adjustment).

(b)	Triggering Event Conversion. At any time during the period between the date of a Triggering Event and ending on the date of the cure of such Triggering Event, the holder of any shares of Series B Preferred Stock shall have the right, at its option, to convert at the Triggering Event Conversion Price, which is the lesser of the Conversion Price and 75% of the lowest daily volume weighted average price of the Common Stock for any ten (10) Trading Days immediately prior to the date of conversion

Purchase Rights

If the Company grants, issues, or sells any Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property pro rata to all or substantially all of the Common Stock shareholders (the “Purchase Rights”), then each holder of Series B Preferred Stock will be entitled to acquire the aggregate Purchase Rights such holder could have acquired if the holder’s Series B Preferred Stock was converted into shares of Common Stock.

Conversion Price Protection

If the Company issues or sells any securities (including Options or Convertible Securities) except any Exempt Issuance at an effective price (or exercise or conversion price) of less than the Conversion Price, then upon such issuance or sale, the Conversion Price shall be reduced to the sale price or exercise or conversion price of the securities issued or sold.

Participation Rights

Until the six (6) month anniversary of the issuance of the Series B Preferred Stock to the holder, upon the Company’s issuance of Common Stock (or its equivalents) for cash consideration intended to be exempt from registration (“Subsequent Financing”), the holders of outstanding shares of Series B Preferred Stock shall have the right to participate in an amount equal to an aggregate 30% of the Subsequent Financing on the same terms.

Beneficial Ownership Limitation

The Company not effect a conversion of the Series B Preferred Stock, and the holder of any shares of Series B Preferred Stock shall not have the right to voluntarily convert its shares of Series B Preferred Stock, to the extent that after giving effect to such exercise, such Person (together with such Person’s Affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion.

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Risks Related to Digital Asset Treasury Strategy

The further development and acceptance of cryptocurrency networks, which represent a relatively new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of cryptocurrency networks may adversely affect an investment in us.

Cryptocurrency networks and chains are a new and rapidly evolving industry. The growth of the cryptocurrency industry is subject to a high degree of uncertainty. The factors affecting the further development of the cryptocurrency industry include:

•	continued worldwide growth in the adoption and use of cryptocurrencies, including those competitive with each other;

•	government and quasi-government regulation of cryptocurrencies and their use, or restrictions on or regulation of access to and operation of cryptocurrency systems;

•	the maintenance and development of the open-source software protocol of cryptocurrencies;

•	changes in consumer demographics and public tastes and preferences;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies; and

•	general economic conditions and the regulatory environment relating to cryptocurrencies and cryptocurrency service providers.

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A decline in the popularity or acceptance of cryptocurrency networks may harm the price of our Common Stock. There is no assurance that the service providers necessary to accommodate it will continue in existence or grow. Furthermore, there is no assurance that the availability of and access to cryptocurrency service providers will not be negatively affected by government regulation or supply and demand of cryptocurrency.

The digital asset trading platforms on which cryptocurrency trades are relatively new and largely unregulated or may not be complying with existing regulations.

The digital asset trading platforms through which cryptocurrencies trade are new and largely unregulated or may not be complying with existing regulations. These markets are local, national and international and include a broadening range of cryptocurrencies and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of cryptocurrencies for fiat currency difficult or impossible. Participation in spot markets requires users to take on credit risk by transferring cryptocurrency from a personal account to a third-party’s account.

Digital asset trading platforms do not appear to be subject to, or may not comply with, regulation in a manner similar to other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset trading platforms are unlicensed, are unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions. Digital asset trading platforms may be out of compliance with existing regulations.

Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset trading platforms or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues and the digital assets that trade on these venues.

No digital asset trading platform on which cryptocurrency trades is immune from these risks. The closure or temporary shutdown of digital asset trading platforms due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in cryptocurrency and can slow down the mass adoption of it. Further, digital asset trading platform failures can have an adverse effect on cryptocurrency markets and the price of cryptocurrency and could therefore have a negative impact on the performance of the Common Stock.

Negative perception, a lack of stability in the digital asset trading platforms, manipulation of cryptocurrency trading platforms by customers and/or the closure or temporary shutdown of such trading platforms due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in cryptocurrency generally and result in greater volatility in the market price of cryptocurrency and the Common Stock. Furthermore, the closure or temporary shutdown of a cryptocurrency trading platform may impact our ability to determine the value of our cryptocurrency holdings.

We have recently adopted a digital asset treasury strategy, and we may be unable to successfully implement this new strategy.

Our Board has authorized us to use our discretion to consider the adoption of one or more digital asset treasury strategies, but we have not determined what cryptocurrency we will focus on, including potential investments in a particular cryptocurrency, including through staking and other decentralized finance activities. There is no assurance that we will be able to successfully implement a new strategy or operate cryptocurrency-related activities at the scale or profitability currently anticipated. Further, there is ongoing scrutiny and limited formal guidance from regulatory agencies, including Nasdaq and the SEC, with respect to the treatment of public company cryptocurrency strategies. There is no assurance that we will be able to execute this strategy. Errors by key management could result in significant loss of funds and reduced rewards. As a result, our shift towards cryptocurrency could have a material adverse effect on our business and financial condition.

In addition, our management may decide that the Future Offerings might not be connected to the digital asset treasury strategy but to simply raise capital for the furtherance of our existing business plan. We expect the Future Offerings to result in an issuance of our securities that exceeds 20% of the currently issued and outstanding securities.

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INFORMATION REGARDING THE POTENTIAL REVERSE STOCK SPLIT

Background

As described above, the Amended and Restated Articles will have 1,000,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock authorized, however, the Amended and Restated Articles are not effective yet. The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders. Until then, our current Articles authorizes the Company to issue a total of 25,000,000 shares of the Common Stock, and up to 5,000,000 shares of Preferred Stock.

On October 2, 2025, the Board approved an amendment to the Articles to effect a Reverse Stock Split of our Common Stock any time prior to the first anniversary of the stockholders’ Written Consent at a maximum ratio of 200-to-1, with the exact ratio to be determined at the discretion of the Board.

On October 10, 2025, the majority of our stockholders approved the amendment to our Articles to effect a Potential Reverse Split.

The primary goal of the Potential Reverse Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that proposing a maximum ratio for the Reverse Stock Split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act.

The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect. The Reverse Stock Split is approved by the majority of our stockholders, our Board therefore has the option of effectuating a Reverse Stock Split, in such range as may be needed, when and as need to maintain Nasdaq Listing Requirements. At such time as the Reverse Stock Split is effected, the Company would need to ensure that we maintain other Nasdaq Listing Requirements at the time such Reverse Stock Split is effected. For example, if the Board were to approve a reverse stock split in the ratio of 1-for-10, that would mean each stockholder would receive one share for each 10 shares held, reducing our total outstanding stock to approximately 738,671 shares outstanding. The actual timing for implementation of the Reverse Stock Split and the specific split ratio to be implemented would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, including an evaluation of what actions are required to maintain Nasdaq listing.

Having obtained approval for the Reverse Stock Split by our stockholders, the Board now has the sole authority to elect whether or not and when to amend our Articles to effect the Reverse Stock Split. The Board will make a determination as to when and whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, (i) the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, (ii) the per share price of the Common Stock immediately prior to the Reverse Stock Split and (iii) the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, the Board will hold a meeting to determine the ratio of the Reverse Stock Split and will publicly announce the chosen ratio at least ten (10) calendar days prior to the effectiveness of the reverse stock split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “Determination of the Reverse Stock Split Ratio” and “Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Articles to effect the Reverse Stock Split is included as Appendix B to this Information Statement (the “Reverse Stock Split Amendment”). The Company holds the authority to file the Reverse Stock Split Amendment, as needed, with the Secretary of State of the State of Nevada, which will become effective upon filing.

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This approval for the Reverse Stock Split Amendment will hold for a period of 1 year from the date of the stockholders’ approval in the Written Consent. After this period, the Board will once again have to obtain stockholder approval to affect an amendment to the Articles to effect a reverse stock split.

Reasons for the Reverse Stock Split: Maintain Nasdaq Listing

The approval for the Reverse Stock Split has been obtained in order to help increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), an issuer has an initial period of 180 calendar days from the date of notification of non-compliance, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of an issuer’s security must meet or exceed $1.00 per share for a minimum of 10 consecutive trading days, unless such period is extended by Nasdaq.

Nasdaq Listing Rule 5810(c)(3)(A)(iv) provides that an issuer who fails to meet Nasdaq’s minimum bid price requirement and has effected a reverse stock split over the prior one-year period will not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and Nasdaq’s Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security.

Accordingly, given that the Company effected a 10-to-1 reverse stock split effective on January 31, 2025, (the “2025 Reverse Split”), we believe that a Reverse Stock Split may be our best option to meet the criteria to remain compliant with the minimum bid price requirement for continued listing prior to our Common Stock becoming non-compliant with the Nasdaq Capital Market’s Continued Listing Requirements. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of the Nasdaq Capital Market following the Reverse Stock Split.

Risks Associated with the Reverse Stock Split

Nasdaq’s Restrictions on Excessive Reverse Stock Splits

Nasdaq Listing Rule 5810(c)(3)(A)(iv) provides that an issuer who fails to meet Nasdaq’s minimum bid price requirement and has effected a reverse stock split over the prior one-year period will not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security. As such, if our Common Stock falls out of compliance with Nasdaq’s minimum bid price requirement, we will be issued a delisting determination rather than being granted a compliance period and our Common Stock will likely be delisted from the Nasdaq Capital Market.

The Nasdaq Listing Rule 5810(c)(3)(A)(iv) also restricts issuers that are not in compliance with Nasdaq’s minimum bid price requirement from effecting one or more reverse stock splits over a two-year period with a cumulative ratio of 250 shares or more to one. Accordingly, given that the Company effected the 2025 Reverse Split, the Company is currently restricted under the Nasdaq Listing Rules from consolidating shares at a ratio exceeding 240-to-1.

The Reverse Stock Split May Not Prevent our Common Stock from Being Delisted from Nasdaq Capital Market

As previously disclosed, on June 30, 2025, we received a letter from Nasdaq’s Listing Qualifications Department that said our Market Value of Listed Securities had fallen below $35,000,000, and therefore, we no longer satisfy the requirements under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”). The Company has been provided an initial period of 180 calendar days, or until December 29, 2025 (the “Compliance Date”), to regain compliance with the MVLS Rule. If at any time before the Compliance Date, the Company’s MVLS closes at $35,000,000 or more for a minimum of ten consecutive business days, then this matter will be closed. If the Company does not regain compliance with the MVLS Rule prior to the expiration of the Compliance Date, the Company will receive notification from the Staff that its securities are subject to delisting.

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At this time, our Common Stock continues to be listed and traded on the Nasdaq Capital Market during the compliance period that ends on the Compliance Date, subject to the Company’s compliance with the other continued listing requirements of the Nasdaq Capital Market.

Given that we are still not in compliance with the MVLS Rule, it is possible that a Reverse Stock Split will not prevent our Common Stock from being delisted from the Nasdaq Capital Market.

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term

As noted above, the principal purpose of the Reverse Stock Split, and having the Reverse Stock Split available for future use, is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Determination of the Reverse Stock Split Ratio

The Board believes that discretion to implement a reverse stock split at a maximum ratio of up to 200-to-1 for the Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the maximum ratio for the Reverse Stock Split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than 200-to-1. The Company will publicly announce the chosen ratio at least ten (10) calendar days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by the one (1) year anniversary of the date on which the Reverse Stock Split was approved by the Company’s stockholders if at all.

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The selection of the specific Reverse Stock Split ratio, as well as the timing of implementing the Reverse Stock Split, will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the timing of and the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

The Board holds the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all on or prior to the one-year anniversary of the Written Consent by our stockholders that approved the Reverse Stock Split. The Board has not yet determined when or if it will be required to effect the stock split, as market conditions may improve prior to the Company needing to take action. As such, if the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from the Nasdaq Capital Market for other reasons.

The Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock up to a maximum Reverse Stock Split ratio 200-to-1. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

We will not effect a Reverse Stock Split at a ratio that would cause us to be unable to meet other Nasdaq Listing Requirements, including maintaining at least 300 public stockholders, at least 500,000 publicly held shares and a market value of publicly held shares of at least $1 million.

As of the Notice Date, there were 7,386,705 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate.

Effects of the Reverse Stock Split on Outstanding Stock Option Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards granted under the Equity Incentive Plan (the “Incentive Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

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Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on the Authorized Shares

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

•	rounded up to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or

•	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

The Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Nevada. However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Articles to effect the Reverse Stock Split. We intend to keep this Reverse Stock Split option available to us so long as market conditions remain turbulent.

Exchange of Share Certificates

If the Reverse Stock Split is effected, mandatory surrender of certificates will not required by our stockholders. The Company’s transfer agent will adjust the record books of the Company to reflect the Reverse Stock Split as of the effective date of the Reverse Split. New certificates will not be mailed to stockholders.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

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Appraisal Rights

Under the Nevada Revised Statutes, which govern Nevada’s corporate law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Nevada.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split. Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split.

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

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In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split.

Split Common Stock Exchanged in the Reverse Stock Split

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers, and each associate of the foregoing persons, have no substantial interests, directly or indirectly, in the Future Offerings or the Reverse Stock Split.

DISSENTERS’ RIGHTS OF APPRAISAL

Neither the Nevada Revised Statutes nor our Articles of Incorporation, as amended, provide holders of our Common Stock with dissenters’ or appraisal rights in connection with the approval of the Amended and Restated Articles, Future Offerings, or Reverse Stock Split.

STOCKHOLDERS ENTITLED TO INFORMATION STATEMENT

This Information Statement is being mailed to you on or about October 27, 2025. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Our Board established September 23, 2025 as the Notice Date for the determination of stockholders entitled to receive this Information Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 2311 East Locust Court, Ontario, California 91761; Attn: Investor Relations, or email the Company at ir@focusuniversal.com and we will promptly deliver the Information Statement, as applicable, to you upon your request. Stockholders who received multiple copies of the Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

Copies of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements can also be obtained directly from the Company free of charge by sending a request to the Company by mail as follows:

Focus Universal Inc.

2311 East Locust Court

Ontario, California 91761

Attention: Investor Relations

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APPENDIX A

THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FOCUS UNIVERSAL INC.

a Nevada corporation

FIRST. The name of the corporation is Focus Universal Inc. (the “Corporation”).

SECOND. The Corporation may maintain an office, or offices, in such other places within or outside the State of Nevada as may be from time to time designated by the Board of Directors or the Bylaws of the Corporation. The Corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

b)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this Corporation is organized.

c)	Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

d)	Shall have power to sue and be sued in any court of law or equity.

e)	Shall have power to make contracts.

f)	Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

g)	Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation.

h)	Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

i)	Shall have power to wind up and dissolve itself, or be wound up or dissolved.

j)	Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.

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k)	Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

l)	Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.

m)	Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.

n)	Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

o)	Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the Corporation, or any amendments thereof.

p)	Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

q)	Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

FOURTH. The total number of shares that the Corporation is authorized to issue is 1,100,000,000 shares of capital stock, par value $0.001 per share, with 1,000,000,000 shares designated as common stock, par value $0.001 per share (the “Common Stock”) and 100,000,000 shares designated as blank check preferred stock, par value $0.001 per share (the “Preferred Stock”). Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors. Preferred Stock may be issued from time to time in one or more series by the Board of Directors adopting resolution(s) providing for the issuance of such shares and by filing a certificate of designation to determine and fix the number of shares of such series and such voting powers, and such other designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions to the extent permitted by law. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

FIFTH. The governing board of the Corporation shall be styled as a “Board of Directors” and any member of such Board of Directors shall be known as “Directors” and the number of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of Directors shall not be reduced to fewer than one (1). The Board of Directors shall have five (5) members and the name and address of the Directors shall be as follows:

Name	Address
Desheng Wang	2311 East Locust Court, Ontario, California 91761
Edward Lee	2311 East Locust Court, Ontario, California 91761
Michael Pope	2311 East Locust Court, Ontario, California 91761
Carine Clark	2311 East Locust Court, Ontario, California 91761
Sean Warren	2311 East Locust Court, Ontario, California 91761

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SIXTH. The capital stock, after the amount of the subscription price, or par value, has been aid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH. The name and address of the registered agent of the Corporation in the State of Nevada is:

Registered Agent Solutions, Inc.

187 E Warm Springs Road, Suite B

Las Vegas, NV, 89119, USA

EIGHTH. The Corporation is to have perpetual existence.

NINTH. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

e)	Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the Corporation.

f)	To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

g)	By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

h)	When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

TENTH. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ELEVENTH. No Director or Officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the Corporation for acts or omissions prior to such repeal or modification.

TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Third Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Third Amended and Restated Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the undersigned has caused this Third Amended and Restated Articles of Incorporation to be executed by a duly authorized officer on this _____ day of ____________, 2025.

________________________________

Desheng Wang, Chief Executive Officer

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APPENDIX B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

OF

FOCUS UNIVERSAL INC.

a Nevada corporation

1.	The name of the corporation is Focus Universal Inc. (the “Corporation”).

2.	The Articles of Incorporation have been amended as follows:

Article FOURTH of the Third Amended and Restated Articles of Incorporation is hereby amended by inserting the following language as the beginning of the Article:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the common stock, issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into a fraction of a share of common Stock at a ratio of 1-for-[ ]; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of common stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of common stock into which shares of common stock have been reclassified and converted, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

3.	The vote by which the stockholders holding shares in the Corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: Shares representing ___% of the outstanding voting power (or ___% of the shares voted) were voted in favor of the amendment.

4.	Effective date of filing:

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to the Articles of Incorporation to be executed by a duly authorized officer on this _____ day of ____________, 202___.

________________________________

Desheng Wang, Chief Executive Officer

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